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(link)Opportunities Fund
(Introduced October 11, 1999)1
This new fund's main objective is long-term capital growth. This fund will focus its investments primarily in common stocks of U.S. companies and securities of U.S. companies that are convertible into common stocks. Well-known and established companies as well as smaller less discovered companies will be considered. The companies are selected for their growth prospects relative to their valuations, without regard to market capitalization size.

(link)Small-Cap Fund2
The objective of this fund is long-term capital appreciation through investments in common stocks or convertible securities of companies with market capitalization in the range of the Russel 2000 index ($178 million to $1.3 billion (9/99)). Income is a secondary objective.

(link)Large-Cap Fund
This diversified fund seeks long-term capital appreciation through investments in large cap common stocks or securities convertible into common stocks. At least 65% of the fund's assets in common stocks are invested in companies with market capitalization's in the range of the Russell 1000 Index. Income is a secondary objective.

(link)Utility Fund
This fund seeks current income through investments in securities of domestic and foreign public utility companies, with capital appreciation as a secondary goal. Utilities are broadly defined to include companies that provide basic services to customers on a regular basis.

(link)Asset Allocation Fund
This fund's primary objective is to generate current income; capital appreciation is a secondary goal. Investments include common stocks, preferred stocks and corporate bonds, and debt securities issued or guaranteed by the U.S. government or its agencies.

(link)Lindner Market-Neutral Fund3
The fund seeks long-term capital appreciation in both bull and bear markets while maintaining minimal portfolio exposure to general equity market risk by always having both long and short positions in equity securities.

(link)Government Money Market Fund
This very low-risk fund invests in short-term debt securities guaranteed by the U.S. government or its agencies. Investors can expect a moderate level of current income, with liquidity and stability of capital. The fund is not insured or guaranteed by the F.D.I.C. or any other government agency. Although the fund seeks to preserve a net asset value of $1.00, there can be no assurance of this.

1 - Investing in small companies can involve increased volatility, less liquidity, and less publicly available information.

2 - Investors should note that this Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government and by U.S. corporations. If the Small-Cap Fund takes a temporary, short-term "defensive" position, it may not achieve its investment objective. Investing in small companies can involve increased volatility, less liquidity, and less publicly available information.

3 - By taking long and short positions in different securities with similar characteristics, the Market-Neutral Fund attempts to cancel out the effect of the general stock market movements on the Fund's performance. Investors should note that this Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government and by U.S. corporations. If this Fund takes a temporary, short-term "defensive" position, it may not achieve its investment objective. Although a fund's potential gain is limited to the amount of which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. (footer images)